UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2026
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
Burke & Herbert Financial Services Corp. (the "Company") held its Annual Meeting of shareholders on June 18, 2026. At the Annual Meeting, the Company’s shareholders considered and voted on the following four proposals, each of which is described in greater detail in the Proxy Statement mailed to shareholders on or about April 30, 2026: (1) to elect fourteen (14) directors to serve until the 2027 Annual Meeting of shareholders; (ii) to ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) to approve, on an advisory basis, the compensation of the Company's named executive officers; and (iv) to approve a non-binding advisory proposal on the frequency of future advisory votes on the compensation of the Company's named executive officers. At the close of business on April 10, 2026, the record date for the Annual Meeting, there were 15,046,137 shares of the Company’s voting common stock outstanding. At the meeting there were 11,508,176 shares of the Company’s voting common stock represented in person or by proxy, constituting a quorum. The shareholders elected each of the fourteen (14) persons listed below under Proposal 1 to serve as directors of the Company until the 2027 Annual Meeting of shareholders, ratified the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, and approved, on an advisory basis, the compensation of the Company's named executive officers. A plurality of the shareholders voted for the one-year option with respect to the frequency of future advisory shareholder votes on the compensation of the Company's named executive officers.
The voting results from the Annual Meeting as to the proposals presented to the shareholders were as follows:
Proposal 1: Election of Directors.

	Common Stock
Director	Votes For	Votes Against	Votes Abstained	Broker Non Votes
Mark G. Anderson	8,856,538	42,572	12,070	2,596,996
Julian F. Barnwell, Jr.	8,834,663	63,541	12,976	2,596,996
Katherine D. Bonnafé	8,823,567	74,227	13,386	2,596,996
David P. Boyle	8,797,624	100,788	12,768	2,596,996
James M. Burke	8,866,672	33,052	11,456	2,596,996
James P. Geary, II	7,430,854	1,466,164	14,162	2,596,996
Georgette R. George	8,599,011	301,223	10,946	2,596,996
S. Laing Hinson	8,817,673	80,783	12,724	2,596,996
Shawn P. McLaughlin	8,848,237	49,484	13,459	2,596,996
Charles S. Piccirillo	8,839,309	60,925	10,946	2,596,996
Diane Poillon	8,860,980	38,048	12,152	2,596,996
Jose D. Riojas	8,839,140	57,963	14,077	2,596,996
Kristen Snyder	8,861,531	37,472	12,177	2,596,996
David H. Wilson, Sr.	8,886,943	12,582	11,655	2,596,996
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Common Stock
Votes For	Votes Against	Votes Abstained	Broker Non Votes
11,440,762	47,736	19,678	—
Proposal 3: Non-Binding, Advisory Vote on Executive Compensation.

Common Stock
Votes For	Votes Against	Votes Abstained	Broker Non Votes
8,641,259	215,477	54,444	2,596,996

Proposal 4: Non-Binding, Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

Common Stock
Votes For 1 Year	Votes For 2 Year	Votes For 3 Year	Votes Abstained	Broker Non Votes
4,821,756	73,754	3,934,086	81,584	2,596,996
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of June, 2026.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO